UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 21, 2009
WESCO International, Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-14989

Delaware	25-1723345
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219	(412) 454-2200
(Address of principal executive offices)	(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1
Item 8.01. Other Events.
     On August 21, 2009, WESCO International, Inc. (the “Company”) announced the determination of the initial conversion price and initial conversion rate for the 6.0% Convertible Senior Debentures due 2029 offered in its exchange offer for its outstanding 1.75% Convertible Senior Debentures due 2026 and its 2.625% Convertible Senior Debentures due 2025. A copy of the press release issued by the Company on August 21, 2009 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release dated August 21, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.
By:	/s/ Stephen A. Van Oss
Stephen A. Van Oss
Senior Vice President and Chief Administrative Officer

Dated: August 21, 2009